UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 29, 2023
TATTOOED CHEF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38615	82-5457906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6305 Alondra Boulevard
Paramount, California 90723
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (562) 602-0822
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TTCF	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership
Voluntary Petition for Bankruptcy
On July 2, 2023 (the “Petition Date”), Tattooed Chef, Inc. (the “Company”) and certain of its direct and indirect subsidiaries listed in Exhibit 99.1 attached hereto (collectively, the “Company Parties”) each filed a voluntary petition (the “Chapter 11 Cases”) under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Central District of California (the “Bankruptcy Court”). On the Petition Date, the Company Parties filed a motion with the Bankruptcy Court seeking to jointly administer the Chapter 11 Cases under the caption “In re: Ittella International, LLC, et al.” Certain of the Company’s subsidiaries were not included in the Chapter 11 filing. To ensure their ability to continue operating in the ordinary course of business, the Company Parties have also filed with the Bankruptcy Court a variety of motions seeking “first-day” relief, including requesting authority to pay employee wages and provide employee benefits and to pay certain vendors and suppliers, in each case in the ordinary course of business, and for approval of a senior secured super-priority debtor-in-possession credit facility between the Company Parties and UMB Bank, N.A. (“UMB”), the Company’s existing senior secured lender, to help fund operations during the pendency of the Chapter 11 Cases (the “DIP Facility”), the terms of which will be disclosed if the DIP Facility is approved by the Bankruptcy Court and entered into between the Company Parties and UMB. In addition, the Company has filed a motion with the Bankruptcy Court to establish limitations on trading in the Company’s common stock during the pendency of the Chapter 11 Cases to attempt to preserve the value of net operating losses.
The Company Parties continue to operate their business and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The requested “first-day” relief anticipates that certain vendors and other unsecured creditors who continue to work with the Company Parties on existing terms will be paid in the ordinary course of business. Most existing customer and vendor contracts are expected to remain in place and be serviced in the ordinary course of business.
Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
The filing of the Chapter 11 Cases constitutes an event of default that accelerated the Company’s obligations under the following debt instruments (the “Debt Instruments”):
•Amended and Restated loan and security agreement between UMB and Ittella International, LLC effective as of June 30, 2022, as amended from time to time;
•Amended and Restated addendum to business loan agreement, deed of trust, commercial security agreement and assignment of rents between Nusenda Federal Credit Union and New Mexico Food Distributors, Inc. together with Karsten Tortilla Factory, LLC effective as of May 12, 2021;
•Promissory Note dated November 23, 2022 by the Company in favor of Salvatore Galletti;
•Subordinated Note dated November 23, 2022 by Ittella International, LLC in favor of the Company;
•Promissory Note dated December 29, 2022 by the Company in favor of Salvatore Galletti;
•Subordinated Note dated December 29, 2022 by Ittella International, LLC in favor of the Company;
•Promissory Note dated April 7, 2023 by the Company in favor of Salvatore Galletti; and
•Subordinated Note dated April 7, 2023 by Ittella International, LLC in favor of the Company.
The Debt Instruments provide that as a result of the Chapter 11 Cases, the principal and interest due thereunder shall be immediately due and payable. Any efforts to enforce payment obligations under the Debt Instruments are automatically stayed as a result of the filing of the Chapter 11 Cases and the holders’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 2.05 Costs Associated With Exit or Disposal Activities
On June 29, 2023, the Company Parties issued a Worker Adjustment and Retraining Notification Act (the “WARN Act”) notice to the employees of its California and New Mexico facilities of the intent to wind down operations at those facilities in connection with the Chapter 11 Cases.
The WARN Act notice begins the 60-day notice period that is contemplated to be given prior to permanently closing operations under the WARN Act. Unless the Company Parties obtain financing sufficient to continue business operations, it is expected that the closure of the facility in California will occur on or about August 29, 2023, and the closure of the facilities in New Mexico will occur on or about August 30, 2023.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On July 3, 2023, the Company received written notice (the “Delisting Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, as a result of the Chapter 11 Cases and in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1, Nasdaq had determined that the Company’s common stock will be delisted from Nasdaq. In the Delisting Notice, Nasdaq referenced the Chapter 11 Cases and associated public interest concerns raised by it, concerns regarding the residual equity interest of the existing listed securities holders and concerns about the Company’s ability to sustain compliance with all requirements for continued listing on Nasdaq. The Delisting Notice also indicates that the Company may appeal Nasdaq’s determination pursuant to procedures set forth in Nasdaq Listing Rule 5800 Series. The Company does not intend to appeal this determination.
Trading of the Company’s common stock will be suspended at the opening of business on July 12, 2023, and a Form 25-NSE will be filed with the Securities and Exchange Commission (“SEC”), which will remove the Company’s common stock from listing and registration on Nasdaq.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 29, 2023, the Company appointed Edward J. Bidanset of Cutsheet Express, LLC (“CE”) as the Company’s Chief Restructuring Officer (“CRO”).
Mr. Bidanset, aged 70, is a turnaround executive with more than 35 years of financial consulting and management experience, with particular expertise in the consumer products, food processing, retail, printing, plastics and metals industries. In his role, Mr. Bidanset provides a full range of financial advisory, operational improvement and interim management services in turnarounds and workouts. Prior to joining CE, Mr. Bidanset was a director at The Finley Group, an advisory firm focused on corporate renewal and turnaround services, between April 2018 and December 2020, and a managing director of Solomon Edwards, a professional services firm focused on strategy execution, between January 2021 and August 2021.
The Company appointed Mr. Bidanset as CRO with compensation to be paid at the rate and upon the terms and conditions of that certain Agreement for Services, dated as of July 1, 2023 by and among and the Company and CE (the “CRO Agreement”). As further set forth in the CRO Agreement, Mr. Bidanset has the authority as CRO to perform the ordinary-course duties associated with that office, as well as to advise the Company and its subsidiaries on matters relating to their debts, finances and liquidity, cash management and funding, business planning and restructuring strategy, the management of critical relationships and retention of experts, and such other duties as may be necessary or advisable in the course of the Chapter 11 Cases.
There are no additional, and no anticipated additional, compensatory arrangements between the Company and Mr. Bidanset in connection with his performance as the Company’s CRO beyond such fees paid pursuant to the CRO Agreement. Other than as described above, there are no arrangements or understandings between Mr. Bidanset and any other person pursuant to which he was appointed to serve as CRO. There are no family relationships between Mr. Bidanset and any director or executive officer of the Company. Other than as disclosed herein, Mr. Bidanset does not have a direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure
Additional Information on the Chapter 11 Cases
Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company’s claims agent Stretto, Inc., at https://cases.stretto.com/ittella, or by calling (800) 634-7734 (toll-free). The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated therein.
The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Cautionary Note Regarding the Company’s Securities
The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.
Cautionary Statement Concerning Forward-Looking Statements
This Current Report on Form 8-K and the exhibits hereto contain certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. These forward-looking statements are subject to a number of factors and uncertainties that could cause the Company’s actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to: risks attendant to the bankruptcy process, including the Company’s ability to obtain approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases, including approval of the DIP Facility; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s reorganization, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s restructuring process, the DIP Facility, or other pleadings filed with the Bankruptcy Court that could protract the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of the DIP Facility (if it is approved by the Bankruptcy Court and entered into between the Company Parties and UMB) and other financing arrangements; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties resulting from the Chapter 11 Cases; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the impact and timing of local law requirements in various jurisdictions; finalization of the Company’s ability to prepare annual and quarterly financial statements (including finalization of the Company’s impairment tests) and complete its standard annual and quarterly-close processes; risks relating to the delisting of the Company’s common stock from Nasdaq and the availability of future quotation of the Company’s common stock, if any; the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures, and the potential for additional material weaknesses in the Company’s internal controls over financial reporting or other potential weaknesses of which the Company is not currently aware or which have not been detected; the impact of litigation and regulatory proceedings; the impact, timing and effectiveness (or ineffectiveness) of any cost-savings measures; and other factors discussed in the Company’s Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC. These risks and uncertainties may cause the Company’s actual results, performance, liquidity or achievements to differ materially from any future results, performance, liquidity or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions that the list of risks and uncertainties included in the Company’s SEC filings may not contain all of the material risks and uncertainties applicable to the Company. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this Current Report on Form 8-K or the Company’s other SEC filings may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement, as a result of new information, future events or otherwise, except as otherwise required by law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99.1	List of subsidiaries that are Company Parties
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TATTOOED CHEF, INC.

	By:	/s/ Salvatore Galletti
	Name:	Salvatore Galletti
	Title:	Chief Executive Officer

Date: July 6, 2023